
                                              HEALTHCENTRICS, INC.
                                           A Development Stage Company
                   Unaudited Balance Sheet for the quarter ended September 30, 2002 and the audited Balance Sheet for the period from
                       February 22, 2002 (date of inception) to June 30, 2002
                                                                                             JUNE 30         SEPTEMBER 30
                                                                                                 2002                      2002
                                                                                             (Audited)           (Unaudited)
ASSETS

CURRENT ASSETS
   Cash                                                                                 $     2,073            $            -
  Accounts receivable                                                                    2750                    5,067

Total current assets                                                                       4,823                    5,067

TOTAL ASSETS                                                                 $       4,823        $         5,067

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable                                                                   $   218,747        $   221,568
Accrued liabilities                                                                          20,164               45,368

Total current liabilities                                                                  238,911             266,936

STOCKHOLDERS' EQUITY
Common stock                                                                               11,374                13,701
Additional paid-in capital                                                              363,295              761,718
Deficit accumulated during development stage                            (608,757)         (1,037,288)

Total stockholders' equity                                                            (234,088)           (261,869)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $  4,823             $  5,067

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

                                               HEALTHCENTRICS, INC.
                                           A Development Stage Company
                   Unaudited Statement of Income for the quarter ended September 30, 2002 and the audited Statement of Income for the period from
                       February 22, 2002 (date of inception) to June 30, 2002
                                           FEBRUARY 22                                                FEBRUARY 22
                                         (Date of inception)     QUARTER ENDED     (Date of Inception)
                                           JUNE 30, 2002           SEPT 30, 2002                SEP 30, 2002
                                               (Audited)                    (Unaudited)                    (Unaudited)
REVENUES                          $   3,000                        $ 3,567                           $ 6,567

COST OF SALES                       2,595                            (207)                            2,388

GROSS PROFIT                           405                           3,774                             4,179

EXPENSES
  Sales                                         32,415                         32,252                           64,667
Marketing                                 106,773                         56,120                         162,893
Development                             220,625                       157,147                         377,772
Customer Svc                              18,709                         26,958                           45,667
G&A                                         230,640                       159,828                         390,468

Total Expenses                           609,162                       432,305                      1,041,467

NET LOSS                            $(608,.757)                  $(428,531)                  $1,037,288)
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